Birmiwal Oasis Fund

Supplement dated October 20, 2008

to the Prospectus dated August 1, 2008

Birmiwal Oasis Fund

In response to new Federal Trade Commission regulations related to the prevention of identity theft, effective November 1, 2008, the Fund will no longer make redemption checks payable to anyone other than (1) the shareholder(s) of record, or (2) a financial intermediary for the benefit of the shareholder(s) of record.